Exhibit 10.37

Jaguar Health, Inc.
201 Mission Street, Suite 2375
San Francisco, CA 94105

August 30, 2017

VIA ELECTRONIC MAIL

Chicago Venture Partners, L.P.

Attn: John Fife

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

Hansen Black Anderson Ashcraft PLLC

Attn: Jonathan Hansen

3051 West Maple Loop Drive, Suite 325

Lehi, Utah 84043

Dear All:

Reference is hereby made to that certain Securities Purchase Agreement, dated June 29, 2017 (the “SPA”), by and between Jaguar Health, Inc. (f/k/a Jaguar Animal Health, Inc.) (the “Company”) and Chicago Venture Partners, L.P. (“CVP”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the SPA.

The parties have agreed to extend the date before which the Company must file a Registration Statement on Form S-1 with the SEC until October 20, 2017 (the “Filing Date”), and this letter agreement (the “Letter Agreement”) shall serve as an amendment to the SPA and as written evidence of the mutual agreement between the parties to extend the Filing Date.

1.              SPA Amendment.  Accordingly, the Company and CVP hereby agree that Section 4(vii) of the SPA is hereby deleted in its entirety and replaced as follows:

“(vii) Company shall use commercially reasonably efforts to file, at its sole cost and expense, a Registration Statement on Form S-1 with the SEC to register at least 4,000,000 shares of Common Stock for the benefit of Investor (the “Registration Statement”) on or before October 20, 2017;”

2.              Miscellaneous.

a.  Effectiveness.  From and after the date hereof, all references to the SPA shall mean the SPA as amended by this Letter Agreement.

b.  Other Provisions Unaffected.  Except as modified by this Letter Agreement, the SPA is unchanged and shall continue in full force and effect in accordance with the provisions thereof.

c.  Amendments.  The provisions of this Letter Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given, except by the written consent of all parties hereto.

[Signature page follows]

Very truly yours,

JAGUAR HEALTH, INC.

		By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	President & CEO

CHICAGO VENTURE PARTNERS, L.P.

By:	Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By:	/s/ John M. Fife
Name:	John M. Fife
Title:	President